Supplement dated August 9, 2018
to the Prospectuses of each of the following funds (each, a Fund, and together, the Funds):
Fund	Prospectuses Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Managed Risk Fund	5/1/2018
Variable Portfolio – Managed Risk U.S. Fund	5/1/2018
Effective immediately, the first paragraph under the section "Strategic Allocation" in the "Principal Investment Strategies” in the “Summary of the Fund” and "More Information About the Fund" sections of the Funds' Prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests 75% to 95% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The rest of the section remains the same.
Effective immediately, the first paragraph under the section "Tactical Allocation" in the "Principal Investment Strategies” in the “Summary of the Fund” and "More Information About the Fund" sections of the Funds' Prospectus is hereby superseded and replaced with the following:
For Variable Portfolio – Managed Risk Fund
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency, equity, index, and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities,international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures). The Fund may invest well below the range for Tactical Assets during a reasonable start-up period from the commencement of Fund investment operations (currently expected to be up to 3 months) until assets accumulate to a level sufficient for the efficient implementation of the tactical allocation strategy.
For Variable Portfolio – Managed Risk U.S. Fund
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency, equity, index, and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures). The Fund may invest well below the range for Tactical Assets during a reasonable start-up period from the commencement of Fund investment operations (currently expected to be up to 3 months) until assets accumulate to a level sufficient for the efficient implementation of the tactical allocation strategy.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-2030-3 A (8/18)